Exhibit 10.13

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Composite Version as amended

through Fourth Amendment

LOAN ORIGINATION AGREEMENT

Dated as of August 4, 2015

by and between

GREENSKY, LLC

and

SYNOVUS BANK

CERTAIN CONFIDENTIAL MATERIAL APPEARING IN THIS DOCUMENT, MARKED BY [*****] HAS BEEN OMITTED AND FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION PURSUANT TO RULE 406 PROMULGATED UNDER THE SECURITIES ACT OF 1933, AS AMENDED

LOAN ORIGINATION AGREEMENT

THIS LOAN ORIGINATION AGREEMENT dated as of August 4, 2015 (the “Effective Date”), by and between GREENSKY, LLC, f/k/a GREENSKY TRADE CREDIT, LLC, a Georgia limited liability company (“Servicer”), and SYNOVUS BANK, a Georgia state-chartered bank (“Lender”), as amended March 31, 2017; July 18, 2017; October 27, 2017 and February 28, 2018. As used herein, “Party” shall mean Servicer or Lender, as applicable, and “Parties” shall mean both Servicer and Lender.

W I T N E S S E T H:

WHEREAS, Servicer is a party to an agreement with the Program Sponsor(s) pursuant to which Servicer has agreed to provide credit to the Program Sponsor’s customers; and

WHEREAS, Lender desires to provide such credit directly to the Program Sponsor’s customers on the terms provided for herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is hereby agreed by and between Servicer and Lender as follows:

ARTICLE I

DEFINITIONS

Section 1.01 Definitions. All capitalized terms used herein or in any certificate or document, or Origination Paper made or delivered pursuant hereto shall have the following meanings:

“Acquired Loans” shall mean (a) the “Loans” as defined in that certain Purchase and Sale Agreement between Lender, Servicer and [*****] dated as of October 27, 2017, which were acquired by Lender pursuant thereto, and (b) the “Loans” as defined in that certain Purchase and Sale Agreement between Lender, Servicer and [*****] dated as of February 28, 2018, which were acquired by Lender pursuant thereto.

“Affiliate” shall mean, with respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, “control” shall mean the power to direct the management and policies of a Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms “controlling” and “controlled” have the meanings correlative to the foregoing.

“Anti-Money Laundering Laws” shall have the meaning given to such term in Section 4.02(a)(xiv).

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“Assets” of a Person shall mean all of the assets, properties, businesses and rights of such Person of every kind, nature, character and description, whether real, personal or mixed, tangible or intangible, accrued or contingent, or otherwise relating to or utilized in such Person’s business, directly or indirectly, in whole or in part, whether or not carried on the books and records of such Person, and whether or not owned in the name of such Person or any Affiliate of such Person and wherever located.

“Bank Margin” shall have the meaning given to such term in the Servicing Agreement.

“Borrower” shall mean, with respect to any Loan, the Person that is obligated to make payments with respect to such Loan.

“Business Day” shall mean a day that Lender is open for business and excluding Saturdays, Sundays and legal holidays.

“Commitment Amount” shall have the meaning set forth in Section 2.01(a).

“Compliance Conditions” shall be deemed to refer to and include all of the requirements and conditions set forth on Schedule A, which is attached hereto and hereby incorporated herein by specific reference thereto.

“Consumer Lending Laws” shall have the meaning set forth in Section 4.02(a)(iv).

“Contract” shall mean any written or oral agreement, arrangement, authorization, commitment, contract, indenture, instrument, lease, obligation, plan, practice, restriction, understanding, or undertaking of any kind or character, or other document to which any Person is a party or that is binding on any Person or its capital stock, Assets or business.

“Credit Policy” shall have the meaning set forth in Schedule B attached hereto.

“Dealer Program Agreement” shall mean the GreenSky Consumer Credit Program® Agreement substantially in the form attached hereto as Schedule D entered into between the Servicer and a Dealer Program Sponsor (or in such other form as agreed to in writing by the Servicer and the Lender.)

“Dealer Program Sponsors” shall mean (x) merchants and dealers of goods and services operating in the home improvement sector (including, but not limited to, building materials, home improvement products, lawn and garden products, home maintenance, flooring, cabinets, countertops, solar systems, HVAC, paint, roofing, siding, water heater systems, and kitchen and bath systems and fixtures), in each case, that executes a Dealer Program Agreement and (y) merchants and dealers of goods and services outside the home improvement sector that the Servicer and Lender have agreed to in writing to constitute Dealer Program Sponsors and that, in each case, have executed a Dealer Program Agreement.

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“Default” shall mean (i) any breach or violation of, default under, contravention of, or conflict with, any Contract, Law, Order, or Permit, (ii) any occurrence of any event that with the passage of time or the giving of notice or both would constitute a breach or violation of, default under, contravention of, or conflict with, any Contract, Law, Order, or Permit, or (iii) any occurrence of any event that with or without the passage of time or the giving of notice would give rise to a right of any Person to exercise any remedy or obtain any relief under, terminate or revoke, suspend, cancel, or modify or change the current terms of, or renegotiate, or to accelerate the maturity or performance of, or to increase or impose any Liability under, any Contract, Law, Order, or Permit.

“Dissolution Event” shall have the meaning set forth in Section 6.04.

“Governmental Authority” shall mean any federal, state or local governmental or regulatory authority, agency, court, tribunal, commission or other regulatory entity asserting jurisdiction over either Party or the activities of either Party.

“Indemnified Party” shall have the meaning set forth in Section 7.13.

“Indemnifying Party” shall have the meaning set forth in Section 7.13.

“Law” shall mean any code, law (including common law), ordinance, regulation, reporting or licensing requirement, rule, or statute applicable to a Person or its Assets, liabilities, or business, including those promulgated, interpreted or enforced by any Governmental Authority, including, without limitation, the Gramm-Leach Bliley Act (15 U.S.C. 6801-6809).

“Lender” shall have the meaning set forth in the Recitals hereto.

“Liability” shall mean any direct or indirect, primary or secondary, liability, indebtedness, obligation, penalty, cost or expense (including costs of investigation, collection and defense), claim, deficiency, guaranty or endorsement of or by any Person (other than endorsements of notes, bills, checks, and drafts presented for collection or deposit in the ordinary course of business) of any type, whether accrued, absolute or contingent, liquidated or unliquidated, matured or unmatured, or otherwise.

“Lien” shall mean any security interest, mortgage, deed of trust, pledge, hypothecation, assignment, deposit arrangement, equity interest, encumbrance, lien (statutory or other), preference, participation interest, priority or other security agreement or preferential arrangement of any kind or nature whatsoever, including any conditional sale or other title retention agreement, or any financing lease having substantially the same economic effect as any of the foregoing, and the filing of any financing statement under the UCC or comparable law of any jurisdiction to evidence any of the foregoing.

“Loans” shall mean loans created subsequent to the Effective Date pursuant to and during the term of any Program Agreement, together with any amounts, including interest, fees and other charges, generated with respect thereto.

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“Lockbox” shall have the meaning given to such term in the Servicing Agreement.

“Lockbox Agreement” shall have the meaning given to such term in the Servicing Agreement.

“Marketing Materials” shall mean the materials used or to be used by Servicer in connection with the originating or servicing of the Loans.

“[*****].

“Monthly Accounting” shall have the meaning given to such term in the Servicing Agreement.

“Noncompliance Event” shall have the meaning given to such term in Section 6.03.

“OFAC list” shall have the meaning given to such term in Section 4.02(a)(xi).

“Optional Purchase” shall have the meaning given to such term in Section 6.06.

“Order” shall mean any administrative decision or award, decree, injunction, judgment, order, quasi-judicial decision or award, ruling, or writ of any federal, state, local or foreign or other court, arbitrator, mediator, tribunal, administrative agency, or Governmental Authority.

“Origination Agreement” shall mean this Loan Origination Agreement and the schedules hereto and all amendments hereto or thereto.

“Origination Papers” shall have the meaning set forth in Section 4.01(a)(ii) and shall include the documents and instruments referenced in Section 2.03.

“Outstanding Balance” shall mean, as of any specified date, the face value of a Loan made by Lender plus the amount of any interest, fees or other amounts due under or with respect to such Loan minus any payments, credits, or other amounts credited against such Loan, all as contemplated by the Servicing Agreement.

“Performance Fee” shall have the meaning given to such term in the Servicing Agreement.

“Performance Termination Event” shall have the meaning given to such term in Section 6.02.

“Performance Threshold” shall mean, for any month, the annualized monthly Portfolio Credit Losses as a percentage of the aggregate Outstanding Balances of all Loans measured at month-end for such month.

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“Person” shall mean any legal person, including any individual, corporation, limited liability company, partnership, joint venture, association, joint-stock company, trust, unincorporated organization, governmental entity or other entity of any nature.

“Permit” shall mean any federal, state, local, and foreign governmental approval, authorization, certificate, easement, filing, franchise, license, notice, permit, or right to which any Person is a party or that is or may be binding upon or inure to the benefit of any Person or its securities, Assets, or business.

“Portfolio Credit Losses” shall mean, for each calendar month, an amount equal to the Outstanding Balance of all Loans that become past due by 90 or more days during such month or for which the sole Borrower or all co-Borrowers are the subject of a bankruptcy or similar proceeding or have died.

“Prime Rate” shall mean, as of any specified date, the “prime rate” as published in the “Money Rates” table in The Wall Street Journal on such date. If more than one prime rate is published in the “Money Rates” table, the highest of those rates will be the Prime Rate for purposes of this Agreement. If The Wall Street Journal ceases to publish a “Money Rates” table or if a prime rate is no longer included in the rates published therein, Lender and Servicer shall agree on a substitute that is a comparable index.

“Program Agreements” shall mean (i) the GreenSky Installment Loan Program Agreement by and between Servicer and THD At-Home Services, Inc. entered into as of August 21, 2009, as heretofore and hereafter amended (ii) all other Dealer Program Agreements and (iii) such other agreements as may be agreed to by Servicer and Lender in writing.

“Program Sponsors” shall mean (i) The Home Depot, Inc. and THD At-Home Services, Inc. and (ii) other Dealer Program Sponsors.

“Regulatory Termination Event” shall have the meaning given to such term in Section 6.05.

“Servicer” shall have the meaning set forth in the Recitals hereto.

“Servicing Agreement” shall mean the Servicing Agreement, dated as the date hereof, by and between Servicer and Lender, as such agreement hereafter may be amended.

“Servicing Fee” shall have the meaning given to such term in the Servicing Agreement.

“Settlement Amount” shall mean the amounts advanced by Lender to the Borrower or on behalf of a Borrower to Program Sponsors which constitute disbursement of a Loan to the Borrower.

“Settlement Date” shall mean each Business Day on which Servicer notifies Lender of a Settlement Amount as provided in Section 2.01(c)(i) below.

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“Successor Servicer” shall have the meaning given to such term in the Servicing Agreement.

“Term” shall have the meaning given to such term in Section 6.01.

“To the Best of Lender’s Knowledge” shall mean Lender’s knowledge after diligent investigation.

“To the Best of Servicer’s Knowledge” shall mean Servicer’s knowledge after diligent investigation.

“UCC” shall mean the Uniform Commercial Code as in effect in the applicable jurisdiction.

“Underwriting Criteria” shall mean the Lender’s underwriting standards for Loans reflected in Schedule B attached, as they may be amended from time to time as follows: (i) by agreement of the Parties, (ii) unilaterally by Lender in response to advice, comments or directives received from a Governmental Authority upon thirty (30) days advance written notice to Servicer, (iii) unilaterally by Lender to the extent required by Law upon written notice to Servicer, (iv) [*****], (v) unilaterally by Lender in the event the average Performance Threshold for any rolling three-month period is greater than [*****].00% upon ten (10) days advance written notice to Servicer, (vi) [*****], and (vii) as permitted in Sections 2.06 and 6.02 hereof.

Section 1.02 Other Definitional Provisions.

(a) All terms defined in this Origination Agreement shall have the defined meanings when used in any certificate, other document, or Origination Paper made or delivered pursuant hereto unless otherwise defined therein.

(b) The words “hereof,” “herein” and “hereunder” and words of similar import when used in this Origination Agreement or any Origination Paper shall refer to this Origination Agreement as a whole and not to any particular provision of this Origination Agreement; and Section, Subsection, Schedule and Exhibit references contained in this Origination Agreement are references to Sections, Subsections, Schedules and Exhibits in or to this Origination Agreement unless otherwise specified.

ARTICLE II

LOAN ORIGINATION RIGHTS & OBLIGATIONS

Section 2.01 Loan Origination Obligations.

(a) Origination of Loans.

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(i) Subject to the terms and conditions hereof, Lender will fund newly originated Loans for the Program Sponsor’s customers identified by Servicer that meet the Underwriting Criteria up to a limit of $[*****] ($[*****].00) in aggregate outstanding principal balances at any time (the “Commitment Amount”); provided, however, that, unless otherwise agreed in writing by the Lender, (A) (i) [*****] and (ii) [*****] and (B) [*****]. The Commitment Amount may be increased in accordance with the mutual agreement of Lender and Servicer as evidenced by a written agreement. Loans shall be funded at 100% of par of the Loan.

(ii) If Servicer concludes that a potential Borrower meets the Underwriting Criteria, Servicer shall cause each Borrower of a Loan to execute a loan agreement substantially in the form attached hereto as Schedule C, and other documentation as determined by the parties, which shall include an interest rate, loan term, repayment and other terms as set forth in Schedule B.

(b) Intent of Parties. Servicer and Lender intend that the Loans shall at all times be the property of Lender and at no point shall Servicer have an ownership interest therein nor shall Lender be deemed to be a lender to Servicer. To the extent, however, that Servicer is deemed to have an ownership interest therein, Servicer hereby grants to Lender a security interest in all of its right, title and interest, whether now existing or hereafter acquired, in, to and under such Loans and the proceeds thereof. Notwithstanding the foregoing, Servicer and Lender agree that Servicer owns the customer relationships with the Borrowers established as a result of the Loans, provided, however, that the foregoing shall have no effect on any customer relationships between Lender and Borrower established independently of the Loan including, without limitation, for example, as a result of any existing banking or lending relationships between Lender and Borrower or a banking or lending relationship that arises after the effective date of this Agreement, whether or not solicited by Lender as part of a solicitation of Borrowers by Lender; provided, however, that Servicer also recognizes that Lender is subject to certain regulatory restrictions, including without limitation, the consumer confidentiality and other provisions Gramm-Leach Bliley Act, and Servicer shall at all times act in accordance therewith.

(c) Settlement Procedure.

(i) No later than 12:00 noon (Eastern time) each Business Day, the (“Settlement Date”), Servicer, by written electronic transmission, shall provide Lender’s designee (as specified in Section 7.03 hereof) with a report setting forth the calculation of the Settlement Amount and the payees thereof, which may be a disbursement account from which further payments are to be made. The Lender shall use commercially reasonable efforts to pay the Settlement Amount by wire transfer, ACH or direct deposit to an account designated in writing by an authorized officer of Servicer no later than 4:00 p.m. (Eastern time) (but in any event by the following Business Day), unless Servicer is late in notifying Lender of the Settlement Amount due on the Settlement Date, in which case Lender shall use all commercially reasonable efforts to send the Settlement Amount within the time period set forth above or as soon thereafter as possible, but no later than 5:00 p.m. (Eastern time) of the next Business Day following such Lender’s receipt of notice from Servicer.

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(ii) Servicer shall promptly notify Lender’s designee (as specified in Section 7.03 hereof) by written electronic transmission if the Settlement Amount is not received when due.

(iii) All amounts paid on the Loans by Borrowers shall be paid into the Lockbox and shall be disbursed from the Lockbox in accordance with the terms and procedures set forth in the Servicing Agreement and/or the Lockbox Agreement, as applicable. In the event that Servicer shall at any time receive any payment with respect to any Loan from a Borrower, Servicer shall immediately forward such amount into the Lockbox, and notify Lender in writing.

(d) Pre-Funding Balance for Loans.

(i) [*****].

Section 2.02 Dispute over Settlement Amount.

(a) In the event Lender disputes the accuracy of the Settlement Amount reported by Servicer, Lender shall promptly notify Servicer, but such notice shall not affect Lender’s obligation for timely payment of the Settlement Amount as noticed by Servicer to Lender, unless the Settlement Amount, together with all prior Settlement Amounts advanced by Lender, less payments received by Lender, will exceed the Commitment Amount. Payment of any Settlement Amount shall not constitute a waiver by Lender of the right to dispute the accuracy of such Settlement Amount, and any such dispute shall be resolved promptly.

(b) In the event it is determined that Lender was correct in disputing the accuracy of the Settlement Amount for a given day, Servicer shall promptly remit to Lender the overpayment amount due Lender with interest thereon computed at the per annum rate equal to the Prime Rate in effect on the date the Settlement Amount was paid.

Section 2.03 Additional Documentation. If, in the reasonable judgment of a Party, in connection with the making of any Loan any additional instrument, document, or certificate is required to further evidence such Loan or ownership, the other Party shall execute and deliver any such document.

Section 2.04 Portfolio Data. Notwithstanding anything to the contrary contained in this Origination Agreement, Servicer may share any portfolio data associated with the Loans that does not contain personal identifying information of a Borrower and does not identify the Lender by name with the Program Sponsor(s), potential and actual financing sources for Servicer’s business, Servicer’s business partners and professional advisors. Any such disclosure shall be made in compliance with any Consumer Lending Law and other applicable Law.

Section 2.05 Minimum Interest Rate. Servicer and Lender agree that (i) the interest rate charged on any Loan may exceed the minimum interest rate set forth in the Underwriting Criteria and (ii) for every increase or decrease of 100 basis points in the Bank Margin, the minimum interest rate charged on Loans shall accordingly increase or decrease by 100 basis points.

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Section 2.06 Allocation of Loans [*****].

Section 2.07 Improper Loans. Servicer shall immediately purchase any Loan found to be originated in a manner in contradiction of, or inconsistent with, the terms of this Origination Agreement (including any misrepresentations by the Servicer with respect to such Loan made hereunder and including for non-compliance with any Law (including any Consumer Lending Law)), for an amount equal to the Outstanding Balance of such Loan, including all accrued interest even if the Loan is more than 90 days past due (but has not otherwise been purchased by Servicer).

Section 2.08 Exclusive Program. Lender agrees that neither it nor its Affiliates will provide customer financing for the Program Sponsor other than pursuant to this Origination Agreement [*****].

ARTICLE III

DAMAGES

Section 3.01 Servicer’s Damages. In the event of a Default by Lender of this Origination Agreement, Lender shall be liable for all of Servicer’s damages under applicable law, and for the sake of clarity, such damages shall include, but not be limited to, the Performance Fee and Servicing Fee corresponding to all Loans originated for Lender.

Section 3.02 Lender’s Damages. In the event of a Default by Servicer of this Origination Agreement, Servicer shall be liable for all of Lender’s damages under applicable Law, and for the sake of clarity, such damages shall include, but not be limited to, any fines or penalties imposed on Lender by a federal or state bank regulatory agency.

Section 3.03. Types of Damages. Except as expressly provided in Sections 3.01 and 3.02, in no event shall either Servicer or Lender, or any of their respective officers, directors, employees, agents or affiliates, be liable for any indirect, incidental, special, punitive, exemplary or consequential damages of any type whatsoever, including without limitation lost profits (even if advised of the possibility thereof) arising in any way from the transactions contemplated hereunder. The foregoing limitation shall not limit any liabilities, obligations or recoveries pursuant to Section 7.13 of the Servicing Agreement or of the obligation of the Servicer to repurchase Loans pursuant to Section 2.07 hereof.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

Section 4.01 Representations and Warranties of Servicer Relating to Servicer.

(a) Representations and Warranties of Servicer Relating to Servicer. As of the date hereof and as of each Settlement Date, Servicer hereby represents and warrants to, and agrees with, Lender that:

(i) Organization. Servicer is a limited liability company duly organized, validly existing and in good standing under the laws of the State of Georgia. Servicer shall be entitled, however, to convert into a Georgia or Delaware corporation. The Servicer shall give the Lender thirty days prior notice of any such conversion.

(ii) Capacity; Authority; Validity. Servicer has all necessary company power and authority to enter into this Origination Agreement and to perform all of the obligations to be performed by it under this Origination Agreement. This Origination Agreement, the Servicing Agreement and any other document or instrument delivered pursuant hereto, (such other documents or instruments, collectively, the “Origination Papers”) and the consummation by Servicer of the transactions and agreements contemplated hereby and by the Origination Papers have been duly and validly authorized by all necessary company action on the part of Servicer, and this Origination Agreement and the Origination Papers have been duly executed and delivered by Servicer and constitute the valid and binding obligation of Servicer and are enforceable against Servicer in accordance with their terms (except as such enforceability may be limited by equitable limitations on the availability of equitable remedies and by bankruptcy and other laws affecting the rights of creditors generally).

(iii) Conflicts; Defaults. Neither the execution and delivery of this Origination Agreement or the Origination Papers by Servicer nor the consummation of the transactions contemplated by this Origination Agreement and the Origination Papers by Servicer will (A) conflict with, result in the breach of, constitute a default under, or accelerate the performance required by, the terms of any contract, instrument or commitment to which Servicer is a party or by which Servicer is bound, including without limitation, any Program Agreement, (B) violate the articles of organization or the operating agreement of Servicer, (C) result in the creation of any lien, charge or encumbrance upon any of the Loans (except pursuant to the terms hereof), (D) require the consent or approval under any judgment, order, writ, decree, permit or license to which Servicer is a party or by which it is bound, or (E) require the consent or approval of any other party to any contract, instrument or commitment to which Servicer is a party or by which it is bound. Servicer is not subject to any agreement with any regulatory authority which would prevent the consummation by Servicer of the transactions contemplated by this Origination Agreement.

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(iv) Litigation. There is no claim, or any litigation, proceeding, arbitration, investigation or controversy pending, to which Servicer is a party, and by which it is bound, which adversely affects Servicer’s ability to consummate the transactions or obligations contemplated hereby, and, To the Best of Servicer’s Knowledge, no claim, litigation, proceeding, arbitration, investigation or controversy has been threatened or is contemplated and no facts exist which would provide a basis for any such claim, litigation, proceeding, arbitration, investigation or controversy.

(v) No Consent; Etc. No consent of any Person (including without limitation any member or creditor of Servicer) and no consent, license, permit or approval or authorization or exemption by notice or report to, or registration, filing or declaration with, any Governmental Authority is required (other than those previously obtained and delivered to Lender and other than the filing of financing statements in connection with the transactions hereunder) in connection with the execution or delivery of this Origination Agreement or the Origination Papers by Servicer, the validity of this Origination Agreement or the Origination Papers with respect to Servicer, the enforceability of this Origination Agreement or the Origination Papers against Servicer, the consummation by Servicer of the transactions contemplated hereby or by the Origination Papers, or the performance by Servicer of its obligations hereunder and under the Origination Papers.

(vi) No Material Adverse Effect. No event has occurred and is existing which would have a material adverse effect on the financial condition or operations of Servicer or its ability to perform its obligations hereunder and under the Origination Papers.

(vii) Compliance with Law. Servicer has complied in all material respects with all applicable Laws, Orders, judgments, injunctions, decrees or awards to which it is subject and that relate in any way to this Origination Agreement, Origination Papers, the Servicing Agreement or the performance by Servicer of its obligations hereunder or thereunder. Servicer has in effect all material Permits necessary for it to own, lease, or operate its Assets and to carry on its business as now conducted, and such Permits are in full force and effect, and there has occurred no Default under any such Permit. Servicer is not:

(A) in Default under any of the provision of its operating agreement in any material respect that would have a material adverse effect on this Origination Agreement or the Servicing Agreement or the transactions contemplated hereby or thereby;

(B) in Default under any Laws, Orders, or Permits applicable to its business or employees conducting its businesses in any material respect that would cause a material adverse effect on this Origination Agreement or the Servicing Agreement; or

(C) in receipt of any notification or communication from any Governmental Authority or the staff thereof (i) asserting that Servicer is not in material compliance with any of the Laws or Orders which such Governmental Authority enforces, (ii) threatening to revoke any material Permits or (iii) requiring Servicer to enter into or consent to the issuance of a cease and desist order, consent order, formal agreement, directive, commitment, or memorandum of understanding, or to adopt any board resolution or similar undertaking, which restricts materially the conduct of

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its respective business or in any manner relates to capital adequacy, credit or reserve policies or management in any material respect that would cause a material adverse effect on this Origination Agreement or the Servicing Agreement.

(b) Notice of Breach. Upon discovery by either Servicer or Lender of a breach of any of the representations and warranties set forth in this Section 4.01, the Party discovering such breach shall give written notice to the other Party within three (3) Business Days following such discovery; provided that the failure to give notice within three (3) Business Days does not preclude subsequent notice.

Section 4.02 Representations and Warranties of Servicer Relating to the Origination Agreement and the Loans.

(a) Representations and Warranties. As of the date hereof and as of each Settlement Date, Servicer hereby represents and warrants to, and agrees with, Lender that:

(i) Enforceability. Each Program Agreement shall constitute a legal, valid and binding obligation of the Servicer enforceable against such applicable Person in accordance with its terms, except as such enforceability may be limited by applicable conservatorship, receivership, insolvency, reorganization, moratorium or other similar laws affecting creditors’ rights generally or general principles of equity.

(ii) No Defaults. There are no existing Defaults under this Origination Agreement, the Servicing Agreement or the Program Agreements under which the Loans are originated.

(iii) Ownership. Except as otherwise provided herein, upon the funding of a Loan, Lender shall have full right, title and interest in each such Loan free and clear of all Liens or other encumbrances other than those imposed as a result of Lender’s own actions.

(iv) Compliance with Law. In originating and servicing the Loans, Servicer has complied with and will comply with (and has provided training to its applicable personnel regarding compliance with), and each such Loan complies with, all Laws, rules or regulations applicable thereto, including, without limitation, all federal and state laws, rules, regulations related to truth-in-lending, fair credit billing, fair credit reporting, usury, equal credit opportunity, fair credit collection practices and privacy, unfair, deceptive, abusive act or practice, and all other consumer protection Laws and the Bank Secrecy Act, USA PATRIOT Act (including Customer Identification Program (CIP)) requirements and suspicious activity reporting, and OFAC verification (including all rules and regulations now or hereafter promulgated by the Federal Reserve Bank, the Consumer Financial Protection Bureau, the Federal Deposit Insurance Corporation or any other Governmental Authority, in each case, whether or not having the force of law) (such Laws relating to or regulating consumer loans and finance sometimes referred to herein as “Consumer Lending Laws”), each as applicable. The Loans were originated, made, and are at all times being serviced substantially in accordance with those customary origination, servicing and collection practices of prudent lending institutions that originate, make, and/or

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service loans of the same type as the Loans and in any event in accordance with all applicable Laws (including all Consumer Lending Laws).

(v) Consents. All authorizations, consents, orders or approvals of or registrations or declarations with any Governmental Authority required to be obtained, effected or given by Servicer in connection with the origination of Loans as contemplated by Section 2.01(a) have been duly obtained, effected or given and are in full force and effect.

(vi) Grant of Security Interest. If this Origination Agreement does not create a valid ownership interest in Lender of the Loans, it constitutes a grant of a “security interest” (as defined in the UCC) in such property to Lender, which is enforceable upon execution and delivery of this Origination Agreement. Upon the filing of an appropriate financing statement, naming Lender as secured party and Servicer as debtor and identifying the Loans as collateral, Lender shall have a perfected security or ownership interest in such property that shall be a first priority security or ownership interest, subject only in the case of its categorization as a security interest to liens for taxes, assessments or other governmental charges that are not yet due and payable or that are being contested by Servicer in good faith and in respect of which appropriate reserves have been established and other customary permitted liens. Servicer agrees to cooperate as Lender may request in filing financing statements or make other filings or execute such other assignments or collateral assignments as may be necessary or appropriate to perfect Lender’s security interest in the Loans and/or reflect Lender’s outright ownership of the Loans.

(vii) No Prior Sale. There has been no prior sale, assignment or hypothecation of any Loan to any other Person by Servicer, nor is there an agreement with respect to any of the foregoing.

(viii) Accuracy of Information. Assuming the accuracy of the information provided by Borrowers, all information and documentation relating to the Loans submitted to Lender by Servicer pursuant to this Origination Agreement and the Servicing Agreement is true and correct in all material respects and in all material respects accurately reflects the status of each Loan including, but not limited to, the Outstanding Balance thereof, the interest rate thereon, the payment and collection history, identity of all Borrowers, and the performance of the Loan (including whether the Loan is then past due). At the time of approval, all information regarding a given Borrower shall be true and correct in all material respects (although Servicer makes no representation with respect to stated income), and the Servicer has conducted the diligence and inquiries regarding each Borrower in accordance with its “Compliance Management System” (a copy of which was provided to Lender prior to the date hereof) and its supporting policies and procedures and will not alter such diligence or inquiries except as would be consistent with what a prudent lending institution that originates, makes or services loans of the same type would do.

(ix) Investigation. Servicer has reviewed all of the documents contained in the loan files and has made customary inquiries to confirm the accuracy of the representations set forth therein.

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(x) Compliance with Underwriting Criteria. Each Borrower, and each Loan made to each Borrower, complies with the Underwriting Criteria (and, for purposes of making this representation and the representation set forth in the second sentence of clause (viii) above, the Servicer assumes the risk, among others, that the information provided by the applicable Borrower is true and accurate in all respects, other than stated income, and otherwise assumes all risk of fraud).

(xi) Anti-Money Laundering. In originating the Loans, Servicer and any third parties involved in the origination of the Loans have complied with all applicable anti-money laundering laws, including without limitation the USA Patriot Act of 2001, as amended, and any similar applicable Laws (collectively, the “Anti-Money Laundering Laws”); Servicer and any third parties involved in the origination of the Loans have established anti-money laundering compliance programs as required by the Anti-Money Laundering Laws and have conducted the requisite due diligence in connection with the origination of the Loans for purposes of the Anti-Money Laundering Laws; and Servicer maintains, and will maintain, sufficient information to evidence such actions and identify the applicable Borrowers for purpose of the Anti-Money Laundering Laws. Servicer shall ensure that each Borrower is not on any list maintained by the United States Treasury Department’s Office of Foreign Assets Control (the “OFAC list”) of prohibited persons, entities, or prohibited or restricted jurisdictions. Upon request, Servicer shall provide documents and information requested by Lender demonstrating Servicer’s compliance with the referenced laws and regulations including, but not limited to, customer information that was required to be collected during the loan origination process. The audit rights permitted to Lender under this Origination Agreement shall include the right of Lender to review the Servicer’s anti-money laundering compliance program.

(xii) Reasonable Steps. With respect to each individual assigned by Servicer to perform services for Lender, including originating and Servicing the Loans, Servicer has taken all commercially reasonable steps: (a) to ensure that such individual has not been convicted of any felony or aggravated misdemeanor and has not been banned from the business of banking; (b) to verify that such individual, if performing services in the United States, is eligible to work in the United States in accordance with all applicable laws; and (c) to ensure that such individual is not on any OFAC list. Servicer has taken all commercially reasonable steps to ensure that no entity to which Servicer subcontracts any work under this Origination Agreement or the Servicing Agreement is on the OFAC list. Neither Servicer, nor any of its owners (including without limitation its shareholders, partners and members, as applicable) are on the OFAC list.

(xiii) Acceptable Investment. To the Best of Servicer’s Knowledge, there are no circumstances or conditions with respect to any Loan or any Borrower that can reasonably be expected to cause private institutional investors to regard any Loan as an unacceptable investment, cause the Loan to become delinquent or adversely affect the value or marketability of the Loan.

(xiv) Documentation/Due Execution. Each loan file for each Loan contains the credit agreement, all underwriting documents, all collection notes, all required disclosures, and all formal correspondence and notices and shall otherwise contain all such information and documentation

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as required under applicable Laws for the Lender to fund and maintain a given Loan made hereunder. Such loan files shall be maintained by the Servicer in a manner consistent with these practices of a prudent lending institution. The credit agreement and all other instruments evidencing any Loan have been duly executed by the applicable Borrower with respect thereto.

(b) Notice of Breach. Upon discovery by either Servicer or Lender of a breach of any of the representations and warranties set forth in this Section 4.02, the Party discovering such breach shall give written notice to the other Party within three (3) Business Days following such discovery; provided that the failure to give notice within three (3) Business Days does not preclude subsequent notice.

(c) Limited Remedy in Certain Circumstances. The Lender shall have as its sole remedy for an unintentional breach of the representation set forth in the second sentence of clause (viii), clause (x) or the second sentence of clause (xiv) the right to require the Servicer to repurchase the applicable Loan(s) giving rise to such misrepresentation pursuant to Section 2.07 hereof.

Section 4.03 Representations and Warranties of Lender.

(a) Representations and Warranties of Lender. As of the date hereof and as of each Settlement Date, Lender hereby represents and warrants to, and agrees with, Servicer that:

(i) Organization. Lender is a state bank duly organized, validly existing and in good standing under the laws of the State of Georgia; provided, however, that the Lender may from time to time re-incorporate or re-charter under any other U.S. or state banking Law.

(ii) Capacity; Authority; Validity. Lender has all necessary power and authority to enter into this Origination Agreement and to perform all of the obligations to be performed by it under this Origination Agreement. This Origination Agreement and the consummation by Lender of the transactions contemplated hereby and by the Origination Papers have been duly and validly authorized by all necessary action on the part of Lender, and this Origination Agreement has been duly executed and delivered by Lender and constitutes the valid and binding obligation of Lender and is enforceable against Lender in accordance with its terms (except as such enforceability may be limited by equitable limitations on the availability of equitable remedies and by bankruptcy and other laws affecting the rights of creditors generally).

(iii) Conflicts; Defaults. Neither the execution and delivery of this Origination Agreement or the Origination Papers by Lender nor the consummation of the transactions contemplated by this Origination Agreement and the Origination Papers by Lender, will (A) conflict with, result in the breach of, constitute a default under, or accelerate the performance provided by the terms of any contract, instrument or commitment to which Lender is a party or by which it is bound, (B) violate the certificate of incorporation or bylaws, or other equivalent organizational document of Lender, (C) require any consent or approval under any judgment, order, writ, decree, permit or license to which Lender is a party or by which it is bound, or

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(D) require the consent or approval of any other party to any contract, instrument or commitment to which Lender is a party or by which it is bound. Lender is not subject to any agreement with any regulatory authority which would prevent the consummation by Lender of the transactions contemplated by this Origination Agreement.

(iv) Litigation. There is no claim, or any litigation, proceeding, arbitration, investigation or controversy pending, to which Lender is a party and by which it is bound, which adversely affects Lender’s ability to consummate the transactions contemplated hereby and, To the Best of Lender’s Knowledge, no such claim, litigation, proceeding, arbitration, investigation or controversy has been threatened or is contemplated and no facts exist which would provide a basis for any such claim, litigation, proceeding, arbitration, investigation or controversy.

(v) No Consent, Etc. No consent of any Person (including without limitation any stockholder or creditor of Lender) and no consent, license, permit or approval or authorization or exemption by notice or report to, or registration, filing or declaration with, any Governmental Authority is required (other than those previously obtained and delivered to Servicer and other than the filing of financing statements in connection with the transfer of the Loans) in connection with the execution or delivery of this Origination Agreement or the Origination Papers by Lender, the validity of this Origination Agreement or the Origination Papers with respect to Lender, the enforceability of this Origination Agreement or the Origination Papers against Lender, the consummation by Lender of the transactions contemplated hereby or by the Origination Papers, or the performance of Lender of its obligations hereunder and under the Origination Papers.

(vi) Compliance with Laws. The Underwriting Criteria are consistent with Lender’s lending authority under state and federal law, and Lender shall notify Servicer immediately of any change to such lending authority. The Lender (x) is a state bank whose deposits are, as of the date hereof, insured by the Federal Deposit Insurance Corporation and (y) has in effect and will have in effect all material Permits necessary for it to own, lease, or operate its Assets and to carry on its business as now conducted and as contemplated hereby, and such Permits are in full force and effect, except, in each case, where the failure to so obtain or maintain such Permit would not have a material adverse effect on the Lender’s ability to perform its obligations hereunder (it being agreed that the failure to have a Permit that is necessary for a Loan to be validly made and enforceable is material), and, To the Best of Lender’s Knowledge, there has occurred no Default under any such Permit, and the Lender is not:

(A) in Default under any of the provision of its charter or bylaws, in any material respect that would have a material adverse effect on this Origination Agreement or the Servicing Agreement or the transactions contemplated hereby or thereby;

(B) in Default under any Laws, Orders, or Permits applicable to its business or employees conducting its businesses in any material respect that would cause a material adverse effect on this Origination Agreement or the Servicing Agreement; or

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(C) in receipt of any notification or communication from any Governmental Authority or the staff thereof (i) asserting that Lender is not in material compliance with any of the Laws or Orders which such Governmental Authority enforces, (ii) threatening to revoke any material Permits or (iii) requiring Lender to enter into or consent to the issuance of a cease and desist order, consent order, formal agreement, directive, commitment, or memorandum of understanding, or to adopt any board resolution or similar undertaking, which restricts materially the conduct of its respective business or in any manner relates to capital adequacy, credit or reserve policies or management in any material respect that would cause a material adverse effect on this Origination Agreement or the Servicing Agreement.

(b) Notice of Breach. Upon discovery by either Servicer or Lender of a breach of any of the representations and warranties set forth in this Section 4.03, the Party discovering such breach shall give written notice to the other Party within three (3) Business Days following such discovery; provided that the failure to give notice within three (3) Business Days does not preclude subsequent notice.

ARTICLE V

COVENANTS

Section 5.01 Covenants of Servicer and Lender.

(a) Covenants of Servicer. Servicer hereby covenants and agrees with Lender as follows:

(i) Ownership Interests. Servicer will not sell, pledge, assign or transfer to any Person other than Lender, or take any other action inconsistent with Lender’s ownership of the Loans, or grant, create, incur, assume or suffer to exist any Lien (arising through or under Servicer) on, any Loan, whether now existing or hereafter created, or any interest therein, and Servicer shall not claim any ownership interest in the Loans and shall defend the right, title and interest of Lender in, to and under the Loans, whether now existing or hereafter created, against all claims of third parties claiming through or under Servicer.

(ii) Notice of Liens. Servicer shall notify Lender promptly after becoming aware of any Lien on any Loan.

(iii) Documentation of Transfer. Lender may file such documents (at the expense of Lender) as may be necessary to transfer or perfect and maintain the perfection of the transfer of the Loans to Lender, and Servicer shall cooperate with Lender in any such filing. Servicer hereby authorizes and ratifies all such filings.

(iv) Official Records. Servicer shall maintain this Origination Agreement and the Servicing Agreement as a part of its official records.

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(v) Compliance Testing. Servicer shall make its facilities and records available to Lender upon reasonable request for quarterly statistical sampling of the Loans, for a review of the loan files of the Loans and for review of such other information and documents as Lender may reasonably request to enable Lender to determine Servicer’s compliance with this Origination Agreement.

(vi) [*****].

(vii) Lender Review of Marketing Materials.

(A) Servicer agrees to make the Marketing Materials available to Lender, upon Lender’s reasonable request, for Lender’s review; further, Servicer agrees that Lender may require Servicer to revise any Marketing Materials that Lender reasonably believes are inappropriate or otherwise unacceptable or inconsistent with Lender’s business plan or operation. Lender may disclose and publicize its involvement with Servicer and, to the extent permitted by the Program Sponsor(s), the Program Sponsor(s). Where the names of other lenders generally are being utilized, Lender shall have the right to have its name used in connection with Marketing Materials delivered to Program Sponsors, so long as such publicity and marketing is not, in the reasonable opinion of the Servicer, inappropriate or otherwise unacceptable or inconsistent with the Servicer’s business plan. Further, and in addition to the foregoing, Lender shall retain full control over the use of Lender’s Marks (as defined below) and, in this connection, the Servicer shall not use any Mark without the prior written consent of the Lender, except that Servicer may use Lender’s name in connection with Loan collection activities to the extent set forth in Schedule C to the Servicing Agreement. The Servicer and Lender agree that “in-store” marketing of the GreenSky loan program available to customers of a given Program Sponsor shall not include the name or trademarks of the Lender. However, the Servicer shall afford the Lender the opportunity (but not the obligation) to have its name and marks included in any Marketing Materials in which other lenders are identified.

(B) If Servicer will be using any Synovus name, tradename, trademark, logo, slogan, domain name, URL or service mark (collectively, “Marks”):

Lender hereby grants to Servicer a limited, non-exclusive, fully paid-up and royalty-free license under Lender’s rights in the Marks to use in connection with the Program Agreements and the transactions contemplated thereby. Servicer shall use the Marks in a manner so as to uphold the high quality standards presently associated with the Marks and as directed by Lender in writing. In no event may Servicer combine any of Lender’s Marks without the written consent of Lender. Servicer agrees that: (a) it has no legal or equitable rights to the Mark other than as expressly set forth herein; (b) its sole right to use the Marks is in connection with this Agreement, the Servicing Agreement and the transactions contemplated thereby; and (c) it must cease all use of the Marks upon any termination of either this Agreement and/or the Servicing Agreement except to the extent that Servicer continues to service Loans under the Servicing Agreement and is required by law or customary servicing practices to use the Synovus name or tradename in connection with customary

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servicing practices. Servicer acknowledges that all goodwill arising out of its use of the Marks will inure to the sole benefit of Lender.

(C) Without limiting the generality of the foregoing, Servicer shall not grant permission to any website used to advertise or service the Loans and that uses a Mark to be linked or linked from any other website without the prior written approval of Lender or pursuant to a mutually agreed upon approval process for granting such website linkage. In the event that Servicer has knowledge of such prohibited linkage, Servicer shall use commercially reasonable efforts to, as soon as practicable, remove, or cause to be removed, such link. Without limiting the generality of the foregoing, Servicer shall take all reasonable steps as may be necessary to ensure that its Internet advertising shall be displayed only on websites containing material that is not of a prurient, hateful, illegal, discriminatory or offensive nature.

(viii) [*****].

(ix) Compliance Conditions. Servicer agrees to comply with the compliance conditions set forth in Schedule A.

(x) Covenants of Lender. In the event Servicer has a reasonable basis to believe that the ability of Lender to comply with its obligations under this Agreement is impaired, Lender will provide Servicer, at the request of Servicer, such information as Servicer may reasonably request to enable Servicer to determine whether the Lender has the continued ability to fund Loans in accordance this Agreement; provided, however, that in any event, the Lender shall not be obligated to deliver any such information constituting material non-public information or deliver any information to the extent the delivery thereof could compromise any attorney-client privilege or that would cause undue expense or burden for the Lender to prepare or obtain.

Section 5.02 Regulatory Inspections. Each Party shall make available its facilities, personnel and records with regard to the matters relating the Loans for examination or audit when requested by a Governmental Authority with jurisdiction over the other Party.

ARTICLE VI

TERM, TERMINATION AND PURCHASE

Section 6.01 Term. This Origination Agreement shall commence as of the Effective Date and shall continue until the earlier of (a) July 31, 2018, provided that such date shall be extended automatically for additional one year periods without further action by the Parties, unless not less than 90 days prior to the expiration date then in effect either party gives the other party written notice of nonrenewal; or (b) the termination of the Servicing Agreement (such period of time, the “Term”).

Section 6.02 Failure to Perform. Each of the following shall constitute a “Performance Termination Event”: (i) Servicer fails to satisfy the Compliance Conditions; and/or (ii) Servicer is

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in Default under this Origination Agreement; and/or (iii) a Servicer Default (as defined in the Servicing Agreement) has occurred and is continuing under the Servicing Agreement and/or (iv) the Servicer makes any material misrepresentations hereunder and/or (v) if the average Performance Threshold for any rolling three-month period is greater than [*****].00%. If (x) a Performance Termination Event described in clauses (i), (ii) and/or (iv) occurs and such Performance Termination Event is not cured to the reasonable satisfaction of the Lender within ninety (90) days after Servicer receives notice of such Performance Termination Event, or (y) in the event a Performance Termination Event described in clause (iii) or clause (v) occurs, this Origination Agreement may, at the Lender’s sole option, upon thirty (30) days’ notice (which may run concurrently with the applicable cure period, if any), be terminated, although Lender shall continue to be obligated to (i) originate all approved but unfunded Loans that conform to the Credit Policy as of the day prior to the termination date set forth in the notice of the Performance Termination Event until such time as all such Loans have been originated and (ii) pay Servicer the Performance Fee and Servicing Fee, less any commercially reasonable fees of the Successor Servicer in accordance with Section 4.02 of the Servicing Agreement (which Successor Servicer may be the Lender itself, in which case an amount equal to what would be considered commercially reasonable servicing fees will be deducted from the Performance Fee and Servicing Fee paid to Servicer) with respect to Loans originated under this Origination Agreement prior to the termination hereof until such Loans have been repaid (provided Servicer does not exercise its Optional Purchase right). In addition to its termination rights, upon the occurrence of a Performance Termination Event, the Lender may (x) unilaterally amend or modify the Underwriting Criteria, (y) require the Servicer to repurchase one or more Loans pursuant to Section 2.07 hereof if so required therein and/or (z) may otherwise pursue any remedies at law or in equity under all applicable Laws. Notwithstanding the foregoing, in the event that the Lender Servicing Representative (as defined in Schedule 8.4 hereof) obtains actual knowledge that a Performance Termination Event has occurred and the Lender has not notified the Servicer that it elects to terminate this Origination Agreement by reason of the occurrence of such Performance Termination Event (or that it intends to terminate this Origination Agreement if such Performance Termination Event is not cured to the satisfaction of the Lender) within 90 days after the obtaining of such actual knowledge, such Performance Termination Event (but not subsequent Performance Termination Events (even if similar)) shall be deemed waived (unless the parties hereto, in writing or by conduct, have extended the applicable cure period (if any) for such Performance Termination Event or such 90-day period).

Section 6.03 Audit/Oversight/Termination for Non-compliance. Servicer agrees to make available its facilities, personnel and records when reasonably requested by Lender (or at any time requested by Lender’s regulators or examiners) at a time to be reasonably agreed to by Servicer, Lender or Lender’s auditors or examiners as appropriate, to enable Lender or its auditors, regulators and examiners to audit Servicer’s internal audit and compliance procedures with respect to Servicer’s: (i) accounting, (ii) information technology and data systems, (iii) data security, (iv) insurance, (v) overall operations, processes and procedures, (vi) loan origination and loan servicing and collection areas, policies and procedures, (vii) compliance with its confidentiality obligations, (viii) use of subservicers and other subcontractors and the monitoring thereof, (ix) new or revised policies, processes, information technology and management of information systems of

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the Servicer, (x) reputational and conflict-of-interest issues, if any, (xi) Servicer’s process for adjusting to its policies, procedures, and controls in response to changing threats, vulnerabilities, and material breaches or incidents, (xii) compliance with legal and regulatory requirements of all applicable Laws and Consumer Lending Laws and changes and developments with respect thereto and Servicer’s positions regarding regulatory compliance which shall include: (a) providing copies of any related reports or materials, (b) policies and procedures specific to regulatory, compliance, and operational processes set forth in this Origination Agreement, (c) training materials (e.g. web-based, quick reference, FAQs, syllabuses, calendars, course assignments, training frequency, etc.) related to specific Laws and Consumer Lending Laws including without limitation training of new hires, ongoing training, training of contractors and third-parties, and (d) reporting of customer complaints and sufficient detail of each complaint, (xiii) financial condition, and (xiv) the volume, nature, and trends of any complaints by consumers that indicate Servicer might have compliance or risk management issues and the ability to remediate those issues. Such audits may be remote or on-site. Once each calendar quarter (or more frequently if Servicer is in Default or a Performance Termination Event has previously occurred and is continuing or as requested by Lender’s regulators or examiners), at a time to be reasonably agreed to by Servicer and Lender, Lender or its auditors, regulators and examiners shall be entitled to conduct such audits. The Parties will reasonably determine the extent and methodology of the testing or the nature of such audit, subject to the approval of Lender, such approval not to be unreasonably withheld. Further, Servicer shall conduct such self-testing and monitoring, and arrange for such internal audits, as necessary and appropriate to ensure compliance with all requirements of this Agreement and the Servicing Agreement and the development and establishment of contingency planning and obligations applicable to Servicer’s personnel and contractors and Laws (including Consumer Lending Laws). Servicer agrees to correct any material deficiencies noted during these audits (as reasonably determined by Lender) within thirty (30) days of such notice (or within ninety (90) days in the event that Servicer promptly undertakes and continues to actively pursue corrective action within 30 days). Should Servicer not correct any such material deficiencies within such time period (“Noncompliance Event”), Lender is permitted to terminate this Origination Agreement upon ten (10) days’ notice and otherwise exercise remedies as if the Noncompliance Event constituted a Performance Termination Event. If an audit by Lender or any of its auditors, regulators, or examiners, or audit provided to Lender by Servicer reveals any issues or concerns regarding security, systems, confidentiality or compliance with applicable Law (including Consumer Lending Law), or if Lender becomes aware of any issues or concerns regarding security, systems, confidentiality or compliance with applicable Law (including Consumer Lending Law) with respect to any other lender of Servicer, Lender may conduct additional audits and testing as reasonably necessary until such issues or concerns are resolved to Lender’s reasonable satisfaction. Upon Lender’s reasonable request, Servicer shall assist and cooperate with Lender, in conducting and/or responding to any audit or audit request, including assisting in Lender’s attempts to obtain certifications or other confirmations, including industry, professional, regulatory or other standards, regulatory or self-regulatory organizations and standard-setting bodies. Lender’s failure to exercise its right to audit Servicer pursuant to this Section shall not act as a waiver of any of this rights or remedies under this Origination Agreement. Notwithstanding the foregoing, Lender shall continue to be obligated to (i) originate all unfunded Loans that conform to the Credit Policy that have been approved as of the day prior to the termination date set forth in the notice of the

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Noncompliance Event until such time as all such Loans have been originated and (ii) pay Servicer the Performance Fee and Servicing Fee (less (x) any commercially reasonable fees of the Successor Servicer in accordance with Section 4.02 of the Servicing Agreement (which Successors Servicer may be the Lender itself, in which case an amount equal to what would be considered commercially reasonable servicing fees will be deducted from the Performance Fee and Servicing Fee paid to Servicer) plus (y) any Lender Damages (as defined in the Servicing Agreement)) with respect to Loans originated under the Origination Agreement prior to the termination hereof until such Loans have been repaid (provided Servicer does not exercise its Optional Purchase right).

Section 6.04 Dissolution Termination. If Servicer voluntarily goes into liquidation or consents to the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding of or relating to Servicer or of or relating to all or substantially all its property, or a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a conservator, receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceeding, or for the winding-up or liquidation of its affairs, shall have been entered against Servicer, or Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors or voluntarily suspend payment of its obligations (such voluntary liquidation, appointment, entering of such decree, admission, filing, making or suspension, a “Dissolution Event”), Lender shall have the right, at Lender’s sole option upon the date of any such Dissolution Event, to terminate this Origination Agreement and/or appoint a Successor Servicer by written notice to Servicer, and, thereupon, Lender shall have no further duties or obligations to fund Loans. Servicer shall promptly give notice to Lender of any Dissolution Event. Notwithstanding the foregoing, Lender shall continue to be obligated to (i) originate all approved but unfunded Loans that conform to the Credit Policy as of the day prior to the termination date set forth in the notice of the Dissolution Event until such time as all such Loans have been originated and (ii) pay Servicer the Performance Fee and Servicing Fee, less any commercially reasonable fees of the Successor Servicer in accordance with Section 4.02 of the Servicing Agreement (which Successors Servicer may be the Lender itself, in which case an amount equal to what would be considered commercially reasonable servicing fees will be deducted from the Performance Fee and Servicing Fee paid to Servicer) with respect to Loans originated under the Origination Agreement prior to the termination hereof until such Loans have been repaid (provided Servicer does not exercise its Optional Purchase right).

Section 6.05 Regulatory Termination Event. Lender may terminate this Origination Agreement with respect to any Program Agreement upon sixty (60) days prior written notice to Servicer (or less if required by the applicable Governmental Authority) if Lender receives written notification from a Governmental Authority indicating that such Program Agreement breaches, violates, contravenes or conflicts with any Law, Order, or Permit in any material respect (a “Regulatory Termination Event”), subject to the right of Servicer to cure such breach, violation, contravention or conflict within such sixty (60) days if such cure period is permitted by such Governmental Authority. In the event of a termination, Lender shall continue to be obligated to (i) originate all unfunded Loans that conform to the Credit Policy that have been previously

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approved as of the day prior to the termination date set forth in the notice of the Regulatory Termination Event until such time as all such Loans have been originated and (ii) pay Servicer the Performance Fee and Servicing Fee, less any commercially reasonable fees of the Successor Servicer in accordance with Section 4.02 of the Servicing Agreement (which Successor Servicer may be the Lender itself, in which case an amount equal to what would be considered commercially reasonable servicing fees will be deducted from the Performance Fee and Servicing Fee paid to Servicer) with respect to Loans originated under this Origination Agreement prior to the termination hereof until such Loans have been repaid (provided Servicer does not exercise its Optional Purchase right). Notwithstanding any provision hereof in the Servicing Agreement, the Lender shall not be liable for any general, direct, indirect, special, consequential or other damages of any kind or nature incurred or sustained by the Servicer or otherwise arising out of the termination of this Agreement of the Servicing Agreement by reason of the termination of this Agreement pursuant to this Section 6.05.

Section 6.06 Optional Purchase. If at any time this Origination Agreement expires or is terminated by Lender for any reason, Servicer may purchase all of the Loans from Lender, free and clear of all Liens imposed by Lender, for an amount equal to [*****] (the “Optional Purchase”). Servicer may exercise the Optional Purchase at any time ninety (90) days after the date of the applicable Performance Termination Event or other applicable event by delivery of the purchase price to Lender, otherwise, such Optional Purchase right shall expire as of the ninetieth day after the date of such triggering event.

ARTICLE VII

MISCELLANEOUS PROVISIONS

Section 7.01 Amendment. This Origination Agreement may not be modified or amended except by a writing executed by both parties hereto.

Section 7.02 Governing Law. THIS ORIGINATION AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH THE LAWS OF THE STATE OF GEORGIA, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS, AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 7.03 Notices. All demands, notices, documentation, deliverables and communications hereunder shall be in writing and shall be deemed to have been duly given when actually delivered by a nationally recognized overnight courier or, if rejected by the addressee, when so rejected, or, if mailed, when deposited in the United States mail, as first class, certified or registered mail postage prepaid, directed to the address shown below, or via .pdf format or via email upon, in each case, electronic confirmation of receipt thereof by the other Party, as follows:

If to Servicer:	GreenSky Trade Credit, LLC
1797 N.E. Expressway
Atlanta, Georgia 30329
Attention: President
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If to Lender:	Synovus Bank
1111 Bay Avenue
Card Services Director
Columbus, Georgia 31901
Attention: Fraser Cruickshank
	Tel:	(###) ###-####
	Email:	############@synovus.com

and, with respect to formal notices and legal correspondence, with a copy to:

Synovus Centre
1111 Bay Avenue, Suite 500
Columbus, GA 31901
Attention: General Counsel
Tel:	(###) ###-####
Email:	#########@synovus.com

Either Party shall have the right to change its notice address to another address within the continental United States of America upon providing notice to the other such Party.

Section 7.04 Severability of Provisions. If any one or more of the covenants, agreements, provisions or terms of this Origination Agreement shall for any reason whatsoever be held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, and terms of this Origination Agreement and shall in no way affect the validity or enforceability of the other provisions of this Origination Agreement.

Section 7.05 Assignment. This Origination Agreement is binding upon the Parties and their successors and assigns. Neither Party may assign this Origination Agreement or any of its rights or obligations hereunder to any Person that is not an Affiliate without the prior written consent of the other Party. Any purported assignment to a Person, without such prior written consent, shall be void. Notwithstanding the foregoing, Lender may sell, assign, convey or grant a security interest in all or part of the Loans to any Person without limitation or restriction provided that any Person that acquires any interest therein agrees to be bound by the terms of this Origination Agreement and the Servicing Agreement and Servicer may assign its interest hereunder as part of the sale, transfer or assignment of all or substantially all of the assets or business of the Servicer or the sale, transfer or assignment of equity interests of the Servicer (or any holding company thereof) so long as such successor to such sale, transfer or assignment assumes in writing all of the obligations of the Servicer hereunder and under the Servicing Agreement in a manner reasonably satisfactory to the Lender.

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Section 7.06 Further Assurances. Servicer and Lender agree to do and perform, from time to time, any and all acts and to execute any and all further instruments required or reasonably requested by the other Party more fully to effect the purposes of this Origination Agreement, including, without limitation, the authorization or execution of any financing statements or amendments thereto or equivalent documents relating to the Loans for filing under the provisions of the UCC or other law of any applicable jurisdiction and to provide prompt notification to the other Party of any change in the name or the type or jurisdiction of organization of such Party.

Section 7.07 No Waiver; Cumulative Remedies. No failure to exercise and no delay in exercising, on the part of Servicer or Lender, any right, remedy, power or privilege hereunder, shall operate as a waiver thereof; nor shall any single or partial exercise of any right, remedy, power or privilege hereunder preclude any other or further exercise thereof or the exercise of any other right, remedy, power or privilege. The rights, remedies, powers and privileges herein provided are cumulative and not exhaustive of any rights, remedies, powers and privileges provided by law.

Section 7.08 Counterparts. This Origination Agreement may be executed in two or more counterparts (and by different Parties on separate counterparts), each of which shall be an original, but all of which together shall constitute one and the same instrument.

Section 7.09 Binding; Third-Party Beneficiaries. This Origination Agreement will inure to the benefit of and are binding upon the Parties hereto and their respective successors and permitted assigns. There are no intended third-party beneficiaries of this Origination Agreement.

Section 7.10 Merger and Integration. Except as specifically stated otherwise herein, this Origination Agreement, including all schedules and exhibits hereto, and the Origination Papers, set forth the entire understanding of the Parties relating to the subject matter hereof, and all prior understandings, written or oral, are superseded by this Origination Agreement and the Origination Papers. This Origination Agreement may not be modified, amended, waived or supplemented except as provided herein.

Section 7.11 Headings. The headings are for purposes of reference only and shall not otherwise affect the meaning or interpretation of any provision hereof.

Section 7.12 Survival. All representations, warranties and agreements contained in this Origination Agreement shall remain operative and in full force and effect and shall survive the termination of this Origination Agreement. In addition, the termination or expiration of this Origination Agreement shall not affect the rights of either Party to recover for breaches occurring prior thereto or with respect to provisions of this Origination Agreement that by their terms continue after termination.

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Section 7.13. Waiver of Jury Trial.

(a) EACH PARTY HERETO ACKNOWLEDGES THAT ANY DISPUTE OR CONTROVERSY BETWEEN THE SERVICER AND THE LENDER WOULD BE BASED ON DIFFICULT AND COMPLEX ISSUES OF LAW AND FACT AND WOULD RESULT IN DELAY AND EXPENSE TO THE PARTIES. ACCORDINGLY, TO THE EXTENT PERMITTED BY APPLICABLE LAW, EACH OF THE LENDER AND THE SERVICER HEREBY WAIVES ITS RIGHT TO A TRIAL BY JURY IN ANY ACTION OR PROCEEDING OF ANY KIND OR NATURE IN ANY COURT OR TRIBUNAL IN WHICH AN ACTION MAY BE COMMENCED BY OR AGAINST ANY PARTY HERETO ARISING OUT OF THIS AGREEMENT, THE LOAN ORIGINATION AGREEMENT, ANY LOAN AND/OR THE TRANSACTIONS CONTEMPLATED HEREBY AND/OR THEREBY OR BY REASON OF ANY OTHER SUIT, CAUSE OF ACTION OR DISPUTE WHATSOEVER BETWEEN OR AMONG THE SERVICER OR THE LENDER OF ANY KIND OR NATURE RELATING TO ANY OF THIS AGREEMENT, THE SERVICING AGREEMENT OR THE LOANS.

(b) EACH OF THE SERVICER AND THE LENDER HEREBY AGREES THAT THE FEDERAL DISTRICT COURT OF THE NORTHERN DISTRICT OF GEORGIA AND ANY STATE COURT LOCATED IN ATLANTA, GEORGIA, SHALL HAVE THE EXCLUSIVE JURISDICTION TO HEAR AND DETERMINE ANY CLAIMS OR DISPUTES BETWEEN THE SERVICER AND THE LENDER, PERTAINING DIRECTLY OR INDIRECTLY TO THIS AGREEMENT, THE LOAN ORIGINATION AGREEMENT, ANY LOAN AND/OR THE TRANSACTIONS CONTEMPLATED HEREBY AND/OR THEREBY OR TO ANY MATTER ARISING HEREFROM OR THEREFROM. THE SERVICER AND THE LENDER EXPRESSLY SUBMIT AND CONSENT IN ADVANCE TO SUCH JURISDICTION IN ANY ACTION OR PROCEEDING COMMENCED IN SUCH COURTS WITH RESPECT TO SUCH CLAIMS OR DISPUTES. EACH PARTY FURTHER WAIVES ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE VENUE OF ANY SUCH ACTION OR PROCEEDING IN ANY SUCH COURT OR THAT SUCH ACTION OR PROCEEDING WAS BROUGHT IN AN INCONVENIENT FORUM, AND EACH AGREES NOT TO PLEAD OR CLAIM THE SAME. THE CHOICE OF FORUM SET FORTH IN THIS SECTION SHALL NOT BE DEEMED TO PRECLUDE THE BRINGING OF ANY ACTION BY THE A PARTY HERETO OR THE ENFORCEMENT BY A PARTY HERETO OF ANY JUDGMENT OBTAINED IN SUCH FORUM IN ANY OTHER APPROPRIATE JURISDICTION.

(c) Each Party acknowledges that it has been represented by legal counsel of its own choosing and has been advised of the intent, scope and effect of this Section 7.13 and has voluntarily entered into this Loan Origination Agreement and this Section 7.13.

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ARTICLE VIII

SUPPLEMENTAL PROVISIONS

The covenants and obligations of the Parties set forth in the following Schedules are hereby incorporated by reference herein (in addition to other incorporations by reference set forth herein):

Schedule 8.1 – Confidentiality and Security

Schedule 8.2 Business Continuity

Schedule 8.3 – Servicer’s Personnel

Schedule 8.4 – Compliance and Legal Action

Schedule 8.5 – Regulatory Examinations

Schedule 8.6 – Notification of Significant Changes

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IN WITNESS WHEREOF, Servicer and Lender have caused this Origination Agreement to be duly executed by their respective officers as of the day and year first above written.

GREENSKY, LLC

By:	/s/ Timothy D. Kaliban
Name:	Timothy D. Kaliban
Title:	President

SYNOVUS BANK

By:	/s/ Christopher Pyle
Name:	Christopher Pyle
Title:	Group Executive
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